                                                                               .
                                                                               .
                                                                               .

                                                              Exhibit 5a(vi)(ii)

                                                             Office Use Only: 02

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY APPLICATION

(CUNA MUTUAL GROUP LOGO)
CUNA Mutual Insurance Society
2000 Heritage Way - Waverly, IA 50677
                                                    _____________________________________________
MEMBERS(R) Variable Annuity III                     CREDIT UNION NO. [ ] Check If Not Applicable.

REQUIRED

1.   ANNUITANT / OWNER Must be no older than age 85 on
     contract issue date. If annuitant is under age 18 (19 in   Gender:       [ ] Male [ ] Female
     NE & AL, 21 in MS) an owner must be named in Section 3a
     or 3b.                                                     U.S. Citizen: [ ] Yes [ ] No

Name ________________________________________________________   SSN _______-______-______________
               First          Middle          Last

Address _____________________________________________________   Date of Birth _______  ____  ____
                                                                              Month    Day   Year
Address _____________________________________________________
                                                                Day Phone _______________________
City _______________________ State ______________ ZIP _______               Including area code

OPTIONAL

2.   CO-ANNUITANT / CO-OWNER NONQUALIFIED ONLY Check one. N/A
     with Spouse Benefits in Sections 9 and 10. Must be no      Relationship to
     older than age 85 on the contract issue date and for b.    Annuitant _______________________
     & c. must be at least age 18 (19 in NE & AL, 21 in MS).

     [ ]  A. CO-ANNUITANT Must be spouse of annuitant.          Gender:       [ ] Male [ ] Female

     [ ]  B. CO-OWNER                                           U.S. Citizen: [ ] Yes [ ] No

     [ ]  C. CO-ANNUITANT & CO-OWNER Must be spouse of
             annuitant.                                         SSN _______-______-______________

Name ________________________________________________________
               First          Middle          Last              Date of Birth _______  ____  ____
                                                                              Month    Day   Year
Address _____________________________________________________
                                                                Day Phone _______________________
Address _____________________________________________________               Including area code

City _______________________ State ______________ ZIP _______

OPTIONAL - COMPLETE ONLY ONE

3A.  OWNER-INDIVIDUAL NONQUALIFIED ONLY If other than
     annuitant/owner. Must be at least age 18 (19 in NE & AL,   Relationship to
     21 in MS) and no older than age 85 on the contract issue   Annuitant _______________________
     date.

Name ________________________________________________________   Gender:       [ ] Male [ ] Female
               First          Middle          Last
                                                                U.S. Citizen: [ ] Yes [ ] No
Address _____________________________________________________

Address _____________________________________________________   SSN _______-______-______________

City _______________________ State ______________ ZIP _______
                                                                Date of Birth _______  ____  ____
                                                                              Month    Day   Year

                                                                Day Phone _______________________
                                                                            Including area code

3B.  OWNER-TRUST NONQUALIFIED ONLY Include a copy of the page(s) of the trust document which contains trust name, trust date, trustee name(s), investment authority, and signature(s); or
     use form 1919(CML) Trustee Certification.

Name of Trust _______________________________________________   SSN _______-______-______________
                                                                or
ATTN ________________________________________________________   EIN ___________-_________________

Address _____________________________________________________   Date of Trust _______  ____  ____
                                                                              Month    Day   Year
City _______________________ State ______________ ZIP _______

Trustee Name(s) _________________________________________________________________________________

3C.  OWNER-CREDIT UNION 457(b) AND 457(f) PLANS ONLY

Name of Credit Union ________________________________________   EIN ___________-_________________

ATTN ________________________________________________________   _________________________________
                                                                   Title of Authorized Officer
Address _____________________________________________________         signing in Section 21.

City _______________________ State ______________ ZIP _______

REQUIRED

4.   REPLACEMENT

Do you have any existing life insurance or annuities with our company or any
other company?                                                                     [ ] Yes [ ] No

Will this contract replace, discontinue or change any existing life insurance or annuities with our company or any other company? [ ] Yes [ ] No If Yes: What Company? __________________________
                                                         What Contract Number? __________________

                                                             Office Use Only: 02

REQUIRED

5.   PRIMARY BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.

Name ________________________________________________________   Relationship
               First          Middle          Last              to Annuitant ____________________

Address ____________________________________ City ___________________ State _______ Zip _________

Name ________________________________________________________   Relationship
               First          Middle          Last              to Annuitant ____________________

Address ____________________________________ City ___________________ State _______ Zip _________

Name ________________________________________________________   Relationship
               First          Middle          Last              to Annuitant ____________________

Address ____________________________________ City ___________________ State _______ Zip _________

Name of Trust _______________________________________________   Date of Trust ___________________

Trustee name(s) _________________________________________________________________________________

To list more beneficiaries, use Section 20 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. If no primary beneficiary is listed, the primary beneficiary will be the estate of the annuitant. The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the Beneficiary
Designation With Restricted Payout Options form. Specific limitations are described in the form.

OPTIONAL

6.   CONTINGENT BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.

Name ________________________________________________________   Relationship
               First          Middle          Last              to Annuitant ____________________

Address ____________________________________ City ___________________ State _______ Zip _________

Name ________________________________________________________   Relationship
               First          Middle          Last              to Annuitant ____________________

Address ____________________________________ City ___________________ State _______ Zip _________

Name ________________________________________________________   Relationship
               First          Middle          Last              to Annuitant ____________________

Address ____________________________________ City ___________________ State _______ Zip _________

Name of Trust _______________________________________________   Date of Trust ___________________

Trustee name(s) _________________________________________________________________________________

To list more beneficiaries, use Section 20 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the Beneficiary
Designation With Restricted Payout Options form. Specific limitations are described in the form.

OPTIONAL

7.   PROSPECTUS AND ANNUAL REPORTS E-MAIL AUTHORIZATION

[ ]  I consent to receiving the prospectus, annual and semiannual reports online. I understand this will be in effect until I revoke it. I understand I can receive paper copies at any time by calling 1-800-798-5500. I understand I could incur outside costs by receiving documents online; but I will not be charged by CUNA Mutual Insurance Society. My e-mail address is:
     Owner's e-mail address: ____________________________________________________________________
     Co-owner's (if any) e-mail address
     if different than the owner: _______________________________________________________________
                                      THESE REPORTS ARE PDF FILES WHICH REQUIRE ADOBE READER.

OPTIONAL

8.   TELEPHONE/FAX/INTERNET AUTHORIZATION See the Telephone/Fax/Internet Authorization(Form
     CLS-56) for details on what transactions can be done by telephone/fax/internet.

I understand that I will automatically have telephone/fax/internet authorization unless the following box is marked:

     [ ]  I do NOT want telephone/fax/internet authorization

I understand that the representative(s) assigned to my contract will automatically have telephone/fax/internet authorization unless the following box is marked:

     [ ] I do NOT want the representative(s) assigned to my contract to have telephone/fax/internet authorization

HOME OFFICE USE ONLY

9.   HOME OFFICE USE ONLY

                                                             Office Use Only: 02

REQUIRED

10.  PLAN OPTION AND PLAN TYPE Check one plan option and one plan type.

[ ]  STANDARD              [ ]  L-SHARE (Four-Year)   [ ]  PURCHASE PAYMENT CREDIT (Extra Credit)
     [ ]  Nonqualified          [ ]  Nonqualified          [ ]  Nonqualified
     [ ]  Traditional IRA       [ ]  Traditional IRA       [ ]  Traditional IRA
     [ ]  Roth IRA              [ ]  Roth IRA              [ ]  Roth IRA
     [ ]  SEP IRA               [ ]  SEP IRA               [ ]  SEP IRA
     [ ]  Beneficiary IRA       [ ]  Beneficiary IRA       [ ]  Beneficiary IRA
     [ ]  457(b)                [ ]  457(b)                [ ]  457(b)
     [ ]  457(f)                [ ]  457(f)                [ ]  457(f)

11.  INITIAL PURCHASE PAYMENT Enter initial purchase payment amount(s) in the row that corresponds with the plan type.

                     NON-1035      NON-1035
                       EXCH        EXCHANGE
                      AMOUNT        AMOUNT
Nonqualified
(Min. Total First
Year: 5,000)         $_______      $_______

                     ROLLOVER      TRANSFER       CURRENT YR         PRIOR YR         CONVERSION
                      AMOUNT        AMOUNT       CONTRIBUTION      CONTRIBUTION         AMOUNT
                                                 Year _______      Year _______      AMOUNT FROM
Traditional IRA                                                                      TRADITIONAL
Roth IRA                                                                             IRA BEING
SEP IRA                                                                              CONVERTED TO
(Min. Total First                                                                    ROTH IRA
Year: $2,000)        $_______      $_______        $_______          $_______          $_______

                     ROLLOVER      TRANSFER
                      AMOUNT        AMOUNT
Beneficiary IRA                                           TOTAL INITIAL PURCHASE PAYMENT
(Also complete                                                   $________________
forms CLS-520,                                        Total of dollar amounts in Section 11.
CLS-521 & CLS-381)   $_______      $_______
(Min. Total First                                   MAKE CHECK PAYABLE TO CUNA MUTUAL INSURANCE
Year: $2,000)                                                        SOCIETY.

                        NEW                        THE INITIAL PURCHASE PAYMENT APPLIED WILL BE
                       MONEY       TRANSFER         EQUAL TO THE ACTUAL AMOUNT RECEIVED BY THE
                      AMOUNT        AMOUNT                           COMPANY.
Credit Unions only:
457(b)               $_______      $_______
457(f)
(Min. Total First
Year: $ 2,000)

OPTIONAL

12.  FUTURE PURCHASE PAYMENTS Check only one billing type.

$__________________ (Min: $25 per billing for Automatic & List Bill, $100 for Direct Bill)

AUTOMATIC (ACH) Complete Section 13 - Future Payments.

LIST BILL - [ ] Weekly [ ] Bi-weekly [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually

For all plan types, complete Employer List Bill Agreement form PA-7, if not already on file. For
403(b) TSA plans, also complete Salary Reduction Agreement form 687A.

DIRECT BILL - [ ] Quarterly [ ] Semiannually [ ] Annually

OPTIONAL

13.  AUTOMATIC PAYMENT PLAN AUTHORIZATION (ACH)

[ ]  INITIAL PAYMENT: I hereby authorize the Company and the financial institution named below to retain my account information and make a debit entry for my initial payment in the amount of
     $__________.

[ ]  FUTURE PAYMENTS: I authorize the Company and the financial institution named below to retain my account information and to initiate deductions or credits to my account by electronic funds transfer or paper draft. This authorization will remain in effect until revoked by me in writing or by telephone.
     Frequency: [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually

     Indicate the amount: $________________ Indicate the _______________ (month) and ________
     (day: 1-28 only) this should begin.
        (Deductions will occur on the first of the month unless another date is selected.)

     I understand I will receive quarterly statements for my variable annuity.

Financial Institution _______________________________________   Routing Number __________________

Address______________________________________________________   Account Number __________________

City ______________________________ State ___________________   [ ]  Share Draft/Checking (Attach
                                                                     blank voided check.)
Phone Number ________________________________________________
                                                                [ ]  Share Account/Savings (Only
                                                                     available for accounts
                                                                     accepting electronic
                                                                     transactions.)

Signature of Account Owner, if other than the Annuitant or Owner ________________________________

                                                             Office Use Only: 02

OPTIONAL

14.  OPTIONAL LIVING BENEFITS - COMPLETE 14A OR 14B (NOT BOTH), THEN COMPLETE 14C OR 14D.

     14A. GUARANTEED MINIMUM ACCUMULATION BENEFIT Available at an additional charge. Not available if Beneficiary IRA
          (Principal Protector)           plan type in Section 10 is chosen.

          [ ]  Guaranteed Minimum Accumulation Benefit

     14B. GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) Available at an additional charge. Not available if Beneficiary IRA
          (Income Protector Plus)         plan type in Section 10 is chosen. Check only one GMWB.

     [ ]  GMWB with Minimum Guarantee     Issues ages 45 - 85   (If co-annuitant or
          Death Benefit                                         co-annuitant/co-owner is desired,
                                                                the younger spouse must be named
     [ ]  GMWB with Maximum Anniversary   Issue ages 45 - 75    annuitant/owner in Section 1 and
          Death Benefit                                         the older spouse must be named in
                                                                Section 2.)

     STEP-UP OPTION: ONCE ELECTED, STEP-UPS WILL OCCUR ON EACH ANNIVERSARY. IF NOT CHECKED BELOW,
     STEP-UPS MAY BE ELECTED AFTER CONTRACT ISSUE.

     [ ]  I elect the automatic step-up option.

REQUIRED WITH 14A AND 14B.

14C. PURCHASE PAYMENT ALLOCATION - REQUIRED WITH 14A AND 14B.   DCA FIXED PERIOD(S) TRANSFERS***

     YOU MAY ALLOCATE 100% TO ONE OF THE FOLLOWING:             Check only one of the seven or
                                                                Customize
     [ ]  Conservative            [ ]  DCA 6 Month*
          Allocation Subaccount   [ ]  DCA 1 Year*              100% TO ONE OF THE FOLLOWING:
     [ ]  Moderate Allocation
          Subaccount              *Complete the DCA Fixed       [ ]  Conservative Allocation
     [ ]  Conservative Moderate   Period(s) Transfers section        Subaccount
          Blend**                 to the right.                 [ ]  Moderate Allocation
          (67% Conservative                                          Subaccount
          Allocation/33%          Any future purchase           [ ]  Conservative Moderate Blend
          Moderate Allocation)    payments will be              [ ]  Diversified Income
     [ ]  Diversified Income      automatically allocated            Subaccount
          Subaccount              according to the DCA          [ ]  Conservative I-Model
     [ ]  Conservative            Transfer Program selected     [ ]  Moderate I-Model
          I-Model**               to the right, unless          [ ]  Conservative R-Model
     [ ]  Moderate I-Model**      otherwise specified.          [ ]  Moderate R-Model
     [ ]  Conservative
          R-Model**                                             OR, CUSTOMIZED ALLOCATION
     [ ]  Moderate R-Model**
                                                                _____% Conservative Allocation
                                                                       Subaccount
                                                                _____% Moderate Allocation
                                                                       Subaccount
                                                                _____% Diversified Income
                                                                       Subaccount

                                                                     === Must total 100% ===

**   Automatically include Annual Portfolio Rebalancing.

***  Monthly transfers will begin 1 month after allocation to the DCA fixed period(s). If the transfer date falls on a weekend or holiday, the transfer will be made on the following valuation day. Transfers of equal monthly amounts will deplete the DCA fixed amount(s). The transfers will occur automatically for the duration of the fixed period(s) according to the subaccounts selected above.

14D. OR, CUSTOMIZE THE ALLOCATION BELOW. (Whole %; minimum 1% per subaccount; must total 100%)

     _________% Conservative Allocation Subaccount
     _________% Moderate Allocation Subaccount
     _________% Diversified Income Subaccount

     WHEN A LIVING BENEFIT IS SELECTED, SKIP SECTION 18.

OPTIONAL

15.  SPOUSAL CONTINUATION Available at no additional charge. Not available if Beneficiary IRA,
     457(b) or 457(f) plan type is chosen in Section 10.

     I understand this benefit will be added automatically if:

     a.   There is a sole annuitant/owner (no one is named in Sections 2 and 3); and

     b.   The annuitant/owner's spouse is named as the sole primary beneficiary in Section 5.
          (A contingent beneficiary(ies) may be named in Section 6)

     [ ]  I do NOT want Spousal Continuation

OPTIONAL

16. OPTIONAL DEATH BENEFIT(S)   Available at an additional charge. Available only if the
                                annuitant is age 75 or less on the contract issue date and none of the GMWB options were selected in Section 14b.

     APPLIES TO DEATH OF ANNUITANT:

     [ ]  Maximum Anniversary Death Benefit
     [ ]  3% Annual Guarantee Death Benefit
     [ ]  Earnings Enhanced Death Benefit Available only if Maximum Anniversary and/or 3% Annual
          Guarantee are selected. Not available if Spouse Beneficiary Death Benefit, below, is selected. Not available with Purchase Payment Credit plan option.

OPTIONAL

17. OPTIONAL SPOUSE DEATH BENEFIT   Available at an additional charge.
    [ ]  Spouse Beneficiary Death Benefit

    Available only if: Spouse Date of Birth ___________  _______  ___________ [ ] Male [ ] Female
                                                 Month     Day       Year

     a.   Nonqualified plan type is chosen in Section 10;

     b.   The annuitant/owner and their spouse beneficiary are both age 75 or less on the contract issue date;

     c.   There is a sole annuitant/owner (no one is named in Sections 2 and 3);

     d.   The annuitant/owner's spouse is named as the sole primary beneficiary in Section 5;
          (A contingent beneficiary(ies) may be named in Section 6)

     e.   The Earnings Enhanced Death Benefit is not applied for; and

     f.   The annuitant/owner's spouse signs in Section 21.

                                                             Office Use Only: 02

REQUIRED (EXCEPT WHEN USING SECTION 14) - COMPLETE 18A OR 18B.

18. PURCHASE PAYMENT ALLOCATIONS - COMPLETE 18A OR 18B. SKIP IF USING LIVING BENEFIT SECTION 14.

     18A. MODEL - PURCHASE PAYMENT ALLOCATION Check one. Model Allocation selections automatically include Annual Portfolio Rebalancing.

                           CONSERVATIVE
------------------------------------------------------------------
[ ] I-Model               [ ]  R-Model
-----------               ------------
5% Mid Cap Value          15% PIMCO VIT Total Return
10% Large Cap Growth      10% PIMCO VIT Global Bond Unhedged
25% Large Cap Value       3% PIMCO VIT CommodityRealReturn
45% Bond                  5% Franklin High Income IV
5% International Stock    20% Franklin Income Securities IV
5% Mid Cap Growth         5% Mutual Discovery Securities IV
5% High Income            15% Oppenheimer Main Street/VA Svc
                          5% Oppenheimer Main St Small Cap/VA Svc
                          5% Oppenheimer Intl Growth/VA Svc
                          10% Van Kampen LIT Growth & Income
                          5% Van Kampen LIT Mid Cap Growth
                          2% AIM VI Global Real Estate

                             MODERATE
------------------------------------------------------------------
[ ]  I-Model              [ ]  R-Model
------------              ------------
10% Mid Cap Value         5% PIMCO VIT Total Return
13% Large Cap Growth      5% PIMCO VIT Global Bond Unhedged
15% Large Cap Value       2% PIMCO VIT CommodityRealReturn
20% Bond                  10% Franklin High Income IV
15% International Stock   10% Franklin Income Securities IV
5% Mid Cap Growth         5% Mutual Discovery Sec urites IV
10% High Income           10% Oppenheimer Main Street/VA Svc
7% Global Securities      10% Oppenheimer Main St Small Cap/VA Svc
5% Small Cap Value        15% Oppenheimer Intl Growth/VA Svc
                          10% Van Kampen LIT Growth & Income
                          15% Van Kampen LIT Mid Cap Growth
                          3% AIM VI Global Real Estate

                            AGGRESSIVE
------------------------------------------------------------------
[ ]  I-Model              [ ]  R-Model
------------              ------------
10% Mid Cap Value         5% PIMCO VIT Global Bond Unhedged
20% Large Cap Growth      5% PIMCO VIT CommodityRealReturn
10% Large Cap Value       5% Franklin High Income IV
5% Bond                   10% Mutual Discovery Securities IV
20% International Stock   20% Oppenheimer Main Street/VA Svc
10% Mid Cap Growth        10% Oppenheimer Main St Small Cap/VA Svc
5% High Income            20% Oppenheimer Intl Growth/VA Svc
10% Global Securities     10% Van Kampen LIT Growth & Income
5% Small Cap Value        10% Van Kampen LIT Mid Cap Growth
5% Small Cap Growth       5% AIM VI Global Real Estate

18B. CUSTOMIZED - PURCHASE PAYMENT ALLOCATION

             INVESTMENT OPTIONS                           DCA FIXED PERIOD(S) TRANSFERS**
--------------------------------------------   -----------------------------------------------------
(Whole %; minimum 1% per subaccount or fixed            (Whole %; minimum 1% per subaccount)
  period; minimum:$1,000 per fixed period)
                                               6 Month 1 Year
_____ % Conservative Allocation                _______ ______ % Conservative Allocation
_____ % Moderate Allocation                    _______ ______ % Moderate Allocation
_____ % Aggressive Allocation                  _______ ______ % Aggressive Allocation
_____ % Money Market                           _______ ______ % Money Market
_____ % Bond                                   _______ ______ % Bond
_____ % High Income                            _______ ______ % High Income
_____ % Diversified Income                     _______ ______ % Diversified Income
_____ % Large Cap Value                        _______ ______ % Large Cap Value
_____ % Large Cap Growth                       _______ ______ % Large Cap Growth
_____ % Mid Cap Value                          _______ ______ % Mid Cap Value
_____ % Mid Cap Growth                         _______ ______ % Mid Cap Growth
_____ % Small Cap Value                        _______ ______ % Small Cap Value
_____ % Small Cap Growth                       _______ ______ % Small Cap Growth
_____ % Global Securities                      _______ ______ % Global Securities
_____ % International Stock                    _______ ______ % International Stock
_____ % PIMCO VIT Total Return                 _______ ______ % PIMCO VIT Total Return
_____ % PIMCO VIT Global Bond Unhedged         _______ ______ % PIMCO VIT Global Bond Unhedged
_____ % PIMCO VIT CommodityRealReturn          _______ ______ % PIMCO VIT  CommodityRealReturn
_____ % Franklin High Income IV                _______ ______ % Franklin High Income IV
_____ % Franklin Income Securities IV          _______ ______ % Franklin Income Securities IV
_____ % Mutual Discovery Securities IV         _______ ______ % Mutual Discovery Securities IV
_____ % Oppenheimer Main Street/VA Svc         _______ ______ % Oppenheimer Main Street/VA Svc
_____ % Oppenheimer Main St Small Cap/VA Svc   _______ ______ % Oppenheimer Main St Small Cap/VA Svc
_____ % Oppenheimer Intl Growth/VA Svc         _______ ______ % Oppenheimer Intl Growth/VA Svc
_____ % Van Kampen LIT Growth & Income         _______ ______ % Van Kampen LIT Growth & Income
_____ % Van Kampen LIT Mid Cap Growth          _______ ______ % Van Kampen LIT Mid Cap Growth
_____ % AIM VI Global Real Estate              _______ ______ % AIM VI Global Real Estate
_____ % DCA 6 Month*                              100%   100% TOTAL
_____ % DCA 1 Year*
 100% TOTAL

*    Complete the DCA Fixed Period(s)
     Transfers section to the right. =====>

If not completed, transfers will be
automatically distributed to the Money
Market subaccount.

** Monthly transfers will begin 1 month after allocation to the DCA fixed period(s). If the transfer date falls on a weekend or holiday, the transfer will be made on the following valuation day. Transfers of equal monthly amounts will deplete the DCA fixed amount(s). The transfers will occur automatically for the duration of the fixed period(s) according to the subaccounts selected above.

OPTIONAL - WITH 18B

     19.  PORTFOLIO REBALANCE PROGRAM Not applicable if purchase payments are allocated to a fixed period.

                                  VARIABLE
       FREQUENCY              ACCOUNT ALLOCATED                  REBALANCE ALLOCATION
-----------------------   ------------------------   --------------------------------------------
Check one:                Check one:                 _____ % Conservative Allocation
     [ ]  Quarterly       [ ] a. Transfer the        _____ % Moderate Allocation
                                 value in my         _____ % Aggressive Allocation
                                 subaccounts in      _____ % Money Market
                                 proportion to my    _____ % Bond
                                 purchase payment    _____ % High Income
                                 allocation          _____ % Diversified Income
                                 schedule as         _____ % Large Cap Value
                                 indicated in        _____ % Large Cap Growth
                                 Section 18 b.       _____ % Mid Cap Value
                                                     _____ % Mid Cap Growth
     [ ]  Semiannually                               _____ % Small Cap Value
                                                     _____ % Small Cap Growth
     [ ]  Annually                                   _____ % Global Securities
                                                     _____ % International Stock
If the frequency is not   [ ] b. Transfer the        _____ % PIMCO VIT Total Return
selected, transfers              value in my         _____ % PIMCO VIT Global Bond Unhedged
will occur quarterly.            subaccounts as      _____ % PIMCO VIT  CommodityRealReturn
                                 indicated to the    _____ % Franklin High Income IV
                                 right.              _____ % Franklin Income Securities IV
                                          (ARROW)    _____ % Mutual Discovery Securities IV
                                                     _____ % Oppenheimer Main Street/VA Svc
                          If neither is selected,    _____ % Oppenheimer Main St Small Cap/VA Svc
                          a. will apply.             _____ % Oppenheimer Intl Growth/VA Svc
                                                     _____ % Van Kampen LIT Growth & Income
                                                     _____ % Van Kampen LIT Mid Cap Growth
                                                     _____ % AIM VI Global Real Estate

                                                     ====== Whole %; minimum 1% per subaccount,
                                                            must total 100% =========

OPTIONAL

20. SPECIAL INSTRUCTIONS
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________

VAAPP-2007

                                                             Office Use Only: 02

REQUIRED

21. AGREEMENT

     -    I hereby represent that all my statements and answers given on this application are correct and true to the best of my knowledge and belief and are made as a basis for my application.

     -    I understand that no agent is authorized to make, modify or discharge any annuity contract provision or waive any of the Company's rights or requirements.

     -    If this contract will replace, change or modify an existing policy or contract, I hereby confirm my belief that replacing my existing contract is suitable, and I have considered product features, fees and charges.

     -    I understand that federal law requires all financial institutions to obtain the name, residential address, date of birth and government issued taxpayer identification number, and any other information necessary to sufficiently verify the identity of each customer.

     -    ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR
          BENEFIT, OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE
          GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN PRISON, DEPENDING ON
          STATE LAW.

     -    I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

[ ] I REQUEST A STATEMENT OF ADDITIONAL INFORMATION.   Signed at
                                                                 ------------------- ------------
                                                                         City            State

     I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE
     ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.


----------------------------------   ----------   ----------------------------------   ----------
   Signature of Annuitant/Owner         Date        Signature of Annuitant/Owner's        Date
   (Person Named in Section 1)                                  Spouse
                                                     (If Spouse Beneficiary Death
                                                    Benefit selected in Section 16)


----------------------------------   ----------   ----------------------------------   ----------
    Signature of Co-Annuitant,          Date              Signature of Owner              Date
    Co-Owner, or Co-Annuitant &                     (Person or Trustee(s) named in
             Co-Owner                                Section 3a or 3b - Authorized
    (Person Named in Section 2)                        Officer whose title is in
                                                              Section 3c)

REQUIRED

22. AGENT SECTION To the best of your knowledge:

     1)   Does the applicant have any existing life insurance or annuities
          with our company or any other company? .............................   [ ] Yes   [ ] No

     2)   Will this contract replace, discontinue or change any existing life
          insurance or annuities? ............................................   [ ] Yes   [ ] No

          If yes, I hereby confirm:

          (a) Consideration has been given to product features, fees and charges.

          (b) This replacement meets the Company's standards for replacement sales.

          (c) All required documents have been completed in compliance with applicable state regulations.

          (d) The following sales material was used: ____________________________________________
              ___________________________________________________________________________________

              If no sales materials used, check here: [ ]

Compensation Option: [ ] 1   [ ] 2   [ ] 3   [ ] 4 If an Option is not selected or is incorrect,
                     Option 1 will apply.

               (Standard and L-Share have options 1 - 4. Purchase Payment Credit has options 1 -
               3.)

---------------   --------------------------------------------   ------------------   --- --- ---
      Date        Signature of Agent/Registered Representative         Rep ID         CBSI Rep ID

     If your Broker/Dealer is CUNA Brokerage Services, Inc., submit Application, VA Checklist,
     Account Application, check (if any), and any additional forms to:

                                  CUNA BROKERAGE SERVICES, INC.
                                  2000 HERITAGE WAY
                                  WAVERLY, IA 50677

     For other Broker/Dealers, follow their process and use their forms for suitability submission.